UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018

Rocket Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36829	04-3475813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 East 29th Street, Suite 1040

New York, New York 10016

(Address of Principal Executive Offices)

(646) 440-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01 Change in Registrant’s Certifying Accountant.

On March 16, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Rocket Pharmaceuticals, Inc. (the “Company”) dismissed RSM US LLP (“RSM”) as the independent registered public accounting firm of Rocket Pharmaceuticals, Inc. (formerly known as Inotek Pharmaceuticals Corporation), effective immediately. On the same date, the Audit Committee approved the appointment of EisnerAmper LLP (“Eisner”) as the Company’s new independent registered public accounting firm, effective as of such date.

The reports of RSM on the Rocket Pharmaceuticals, Inc. (formerly known as Inotek Pharmaceuticals Corporation) financial statements for each of fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2017 and December 31, 2016, and the subsequent interim period, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of RSM would have caused RSM to make reference thereto in its reports on the financial statements for such years.

The Company provided RSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of RSM’s letter, dated March 21, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2017 and December 31, 2016, and the subsequent interim period, neither Rocket Pharmaceuticals, Inc. (formerly known as Inotek Pharmaceuticals Corporation), nor anyone acting on its behalf, consulted with Eisner regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Eisner did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from RSM US LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.
Date: March 21, 2018
	By:	/s/ Gaurav Shah
	Name:	Gaurav Shah
	Title:	President and Chief Executive Officer